Corporate Presentation

Bitcoin Shop Inc. (OTCQB: BTCS)

July 2015

Safe Harbor

The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Bitcoin Shop, Inc. ("Bitcoin Shop", "BTCS", "we" or "us").

While we believe the information provided herein is reliable, as of the date hereof, neither Bitcoin Shop nor any of its affiliates, subsidiaries, directors, officers, employees, agents or consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC") and the "Risk Factors" contained therein.

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of Bitcoin Shop and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither Bitcoin Shop nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in Bitcoin Shop's securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in Bitcoin Shop.

Bitcoin Shop files annual, quarterly and current reports, and other information with the SEC. Our filings with the SEC contain important information regarding Bitcoin Shop, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the description of our business and the "Risk Factors" set forth in our Annual Report filed on Form 10-K filed with the SEC on April 15, 2015.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website http://www.sec.gov and on Bitcoin Shop's web site (www.btcs.com).

You may also read and copy any document that Bitcoin Shop files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

Table of Contents

Investment Highlights

- Bitcoin Shop, Inc. ("BTCS") is an early mover in the blockchain and digital currency ecosystems and the only "Pure Play" U.S. public company focused on blockchain technologies
- The blockchain is a decentralized public ledger and has the ability to fundamentally impact all industries globally that rely on or utilize record keeping and require trust
- We secure the blockchain through our transaction verification services business and plan to build a broader ecosystem to capitalize on opportunities in this fast-growing multi-billion dollar industry
- We are rapidly scaling our low cost transaction verification services business and believe this will provide revenue growth as we evaluate and build additional consumer solutions that leverage blockchain technology
- Our management team offers the right combination of capital markets experience, industry expertise, business leadership, and dedication
- ~$2.8 million in YTD financings led by prominent investors, institutions, and management

BTCS™

Blockchain Technology Consumer Solutions

Industry Overview

The Blockchain Explained

What is it? *"The blockchain is a decentralized public ledger"*

Why it matters? *"More than just the foundational basis for digital currency, the blockchain has the ability to impact all industries on a global basis that rely on or utilize record keeping and require trust"*

DECENTRALIZED
The blockchain is secured and maintained by a network of specialized servers (nodes) around the world

PUBLIC
All transactions are publically available on the blockchain

TRUSTED
Transactions are verified and confirmed by nodes around the world before being added to the blockchain

How it fits?

The PC Era
Semiconductor Technology

The Internet Era
TCP/IP Protocol

The Blockchain Era
Bitcoin Protocol

Blockchain Potential Applications & Disruption

The blockchain is radically changing the future of transaction based industries



THE BLOCKCHAIN
Smart Contracts
Digital Rights
Wagers
Escrow
Digital Currency
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Securities
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Record Keeping
Healthcare
Title Records
Ownership
Voting
Intellectual Property

Bitcoin - Most Prominent Blockchain Use Case

The Traditional *Traits* of Money*

Poor ○ ◔ ◑ ● *Excellent*

Traits	Barter *(Before 600BC)*	Gold/Silver *(600BC - present)*	Fiat *(C. 806 - present)*	**Bitcoin** *(C. 2009 - present)*
Highly Divisible	○	●	●	●
Globally Transferable	○	◔	◑	●
Durable	◔	●	●	●
Secure *(counterfeiting)*	◔	◑	◑	●
Acceptable	◔	◑	●	◔
Scarce *(Predictable Supply)*	◔	◑	◔	●
Not Sovereign *(Government Issued)*	●	●	○	●
Decentralized**	○	○	○	●
Smart *(Programmable)***	○	○	○	●

* *The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.*

** *New traits made possible by the invention of the blockchain.*

Why it Truly Matters

Greece Exposes Risks and the Fragile Nature of Government Backed Currencies


Greece, has defaulted or restructured its debt five different times since the country declared its independence in 1821


SHAME
on you
GREECE
ΕΘΝΙΚΗ ΤΡΑΠΕΖΑ
NATIONAL

The Default Zone

Total number of sovereign defaults and/or reschedulings in Europe since 1800


14
12
10
8
6
4
2
0
13
8
8
7
7
6
6
5
5
3
3
1
1
Spain
Germany
France
Hungary
Austria
Turkey
Portugal
Russia
Greece
Romania
Poland
Netherlands
Italy

Source: Reinhart and Rogoff – This Time is Different


Public debt as % of GDP
2015 forecast
0-19
20-39
40-59
60-79
80-99
100-149
More than 150
Greece
172%

Source: International Monetary Fund, World Economic Outlook

Bitcoin Ranking/Acceptance

M1 Rank	Country		Money Supply (billions)
1		European Union	$6,736
2		China	$5,846
3		Japan	$5,403
4		United States	$2,943
5		Germany	$2,236
6		Italy	$1,185
≈	≈	≈	≈
114		Belarus	$3.75
115		Brunei	$3.53
116		Bitcoin	$3.45
117		Equatorial Guinea	$3.36
118		El Salvador	$3.05

Source: U.S. Central Intelligence Agency, Blockchain.info, as of 6/25/2015

Notable Companies Accepting Bitcoin	Revenue (billions)
Microsoft	$94
Dell	$57
DISH	$14
Expedia	$5.9
Time Inc.	$3.1
Systemax Inc. (Tiger Direct)	$3.3
Overstock	$1.5
1-800-FLOWERS	$1.1
Zynga	$0.7
Total	**$181**

Source: Yahoo Finance, as of 6/25/2015

Bitcoin Adoption is Rapidly Accelerating

User Wallets [1]



9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
706% CAGR
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15

Cumulative Trading Volume [2]



200,000,000
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15

Est. Merchants Accepting Bitcoins [3]



120,000
100,000
80,000
60,000
40,000
20,000
-
408% CAGR
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15

of Transactions on Blockchain [4]



900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
246% CAGR
Jun-10
Oct-10
Feb-11
Jun-11
Oct-11
Feb-12
Jun-12
Oct-12
Feb-13
Jun-13
Oct-13
Feb-14
Jun-14
Oct-14
Feb-15
Jun-15

Source: 1. blockchain.info, bitcoinpulse.com, CoinDesk.com; 2. bitcoinity.com; 3. blockchain.info, CoinDesk.com, Bitpay, IB Times; 4. bitcoinity.com, as of 6/27/2015

Venture Capital Landscape

- Over $190 million of venture capital funds invested to secure the blockchain, bitcoin's key innovation
- BTCS is the only public company focused on securing the blockchain with a fully integrated solution

Active Investors

- ACCEL PARTNERS
- ANDREESSEN HOROWITZ
- khosla ventures
- Goldman Sachs
- NYSE New York Stock Exchange
- DFJ GROWTH
- IDG资本 IDG Capital Partners
- WINKLEVOSS CAPITAL
- Ribbit Capital
- Index Ventures
- RRE Ventures
- LIGHTSPEED VENTURE PARTNERS

Sector Distribution of Top 15 Funded Companies (millions)



Transaction Verification Services
$190
Universal Platforms
$182
Digital Wallets
$99
Payment Processor
$48
Financial Services
$37
Infrustructure
$35
Exchange
$28
$0
$50
$100
$150
$200

Early Internet VC Investment vs. Blockchain (millions)



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$250
$96
$349
$687
Q1
$229
1995 Internet
2013 Bitcoin
2014 Bitcoin
2015 Projected

Source: CoinDesk.com, as of 4/10/2015

BTCS™

Blockchain Technology Consumer Solutions

Corporate Overview

Securing the Blockchain

- BTCS secures the blockchain through transaction verification
- Initial and early focus areas centered on digital currencies
- Refined focus over time to reduce risk and capitalize on disruptive potential of blockchain across all industries


THE BLOCKCHAIN
Smart Contracts
Digital Currency
Securities
Record Keeping
Digital Rights
Wagers
Escrow
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Healthcare
Title Records
Ownership
Voting
Intellectual Property
INITIAL FOCUS
BROADENED FOCUS
CURRENT FOCUS

Breakout Growth Across Key Metrics


BTCS Bitcoins Earned*
600
500
400
300
200
100
0
971%
YTD Growth
฿52
฿94
฿552
2014Q4
2015Q1
2015Q2

* Bitcoins earned are a non-GAAP financial measure.


BTCS Hashing Power (Th/s)
1,000
900
800
700
600
500
400
300
200
100
0
176
891
891
2014Q4
2015Q1*
2015Q2

* 715 Th/s came online in last month of Q1

Key Facts:

- BTCS current cost to earn a bitcoin ~ $100-$120
- BTCS currently operating at 0.65mw (of 1.5mw capacity)
  - Building capacity to 3mw capacity by 2015Q3
  - 3mw can power 13,000 – 29,000 Th/s of 3rd generation ASIC servers (Application Specific Integrated Circuit), assumes 3-5x efficiency improvement
- 83,000 square foot – repurposed manufacturing building with option to buy for $775,000 (less cumulative rent payments and security deposit)
- Potential for additional revenue streams

Pending Merger with Spondoolies

About Spondoolies

- Spondoolies–Tech Ltd. ("ST") founded in August 2013 develops, builds and sells world class ASIC servers

spondooliestech



Merger Highlights

- Vertical integration, i.e. develop, build, and deploy ASIC servers
- Shared vision of building leading blockchain company; complementary teams with no overlap in roles
- BTCS invested $1.5m in ST on May 12, 2015 for a 6.6% equity interest
- $1m break fee and preferred pricing structure for BTCS if merger isn't consummated

Spondoolies Key Highlights

- $28 million in revenue for 2014
- Received $10m in funding from prominent Israeli VC's
- 3rd generation ASIC servers expected to be 3-5x more efficient and cost 5x less to build

Management Team

Guy Corem, CEO & Founder
- 17 years of experience in embedded software development
- Previously software architect at Intel and Voltaire

Kobi Levin, COO & Founder
- 20 years of experience in leading hardware and system design
- Previously VP R&D at Voltaire and COO at Solaredge

Yuval Rosen, CFO
- 20 years of experience in leading finance for international technology companies
- Previously CFO at Cheetah Medical and Discretix

Gadi Glikberg, VP Sales & Marketing
- 10 years of experience in the technology industry
- Previously Director of pre-sales at Evolven software

A Timed Entrance to Securing the Blockchain



Bitcoin Price vs. Difficulty Level
Bitcoin Price (USD)
Difficulty (millions)
BTCS Entry Point
1
2
3
Unsustainable IRRs
High-Risk Volatility
Viable Long Term Opportunity
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
60,000
50,000
40,000
30,000
20,000
10,000
-
10/1/2013
11/1/2013
12/1/2013
1/1/2014
2/1/2014
3/1/2014
4/1/2014
5/1/2014
6/1/2014
7/1/2014
8/1/2014
9/1/2014
10/1/2014
11/1/2014
12/1/2014
1/1/2015
2/1/2015
3/1/2015
4/1/2015
5/1/2015
6/1/2015

1
- Rapid difficulty increases rendered ASIC servers obsolete in a matter of months
- Poor investment due to risk/reward profile

2
- Network hash rate doubled every 1.87 months in 2014*. According to Moore's law CPU power should double every 2 years. ASIC processing power approaching CPU processing growth pattern
- Predictable revenue expected
- Costs can no longer be ignored and smaller operations are being pushed out

3
- Price decline and price-to-difficulty spread has resulted in high-end ASIC hardware readily available at competitive prices
- Limited capital available to invest and fund data centers and ASIC hardware

*Source: CoinDesk.com, as of 6/26/2015, * calculated by BTCS based on publicly available hash rate data*

Operational Hedge*

Our Facility Has Low Operational Costs



USD Exchange Rate
Bitcoin Price
Time
Bitcoins
Number of Bitcoins Earned
Time
Revenue
Estimated BTCS's Revenue
Time

- Declining bitcoin price forces smaller operations offline, decreasing competition and increasing market share potential for BTCS
- Low operational costs and increasing capacity at BTCS facility offsets declining bitcoin price risk
- Slower rate of difficulty increases extends the useful life of ASIC servers

* *The operational hedge assumes the total current network hash rate includes operators with higher operating costs than BTCS which may come offline during bitcoin price declines. There is no guarantee the operational hedge will occur.*

Transaction Verification Services Facility







Competition to Secure the Blockchain



Others
49%
BITMAIN
25%
BitFury
18%
5%
3%
KnC

Source: Blocktrail.com/BTC, as of 6/30/2015

	Company	Strategy	Country	Cumulative Capital Raised	Technology and Deployment
	Bitmain Tech Ltd BITMAIN	Develop Build Deploy	China	unknown	• Tech: 28nm (TSMC) • Efficiency: 0.5 J/GH (current gen)
	Bitfury Holding B.V. BitFury	Develop Build Deploy	Netherlands	$40m	• Tech: 28nm • Efficiency: 0.35 J/GH (3rd gen)
	21 Inc	Develop Build Deploy	US	$121m	• Tech: 22nm (Intel) • Efficiency: 0.22 J/GH target
	KnCMiner AB KnC	Develop Build Deploy	Sweden	$29m	• Tech: 16nm • Efficiency: Unknown
Pro-Forma Merged	Spondoolies-Tech LTD spondooliestech	Develop Build	Israel	$14.7m	• Tech: 28nm • Efficiency: 0.15-0.25 J/GH (3rd gen target), current 0.5-0.6 J/GH
	Bitcoin Shop, Inc. BTCS www.btcs.com	Deploy	US		

Source: Bitfury.com, Bitmain.com, Spondoolies-tech.com, Kncminer.com, CoinDesk.com

Capitalization and Public Peer Comparison

BTCS www.btcs.com BTCS Market Cap = $28m (as of 7/1/2015)

spondooliestech Spondoolies 2014 revenue = $28m (announced May 20, 2015, unaudited)

Company	Shares Outstanding (m) *(as of 7/1/2015)*	Post-Merger Pro-Forma Combined Percent Ownership (1)
BTCS www.btcs.com	157	52%
spondooliestech	NA	48%
Total		**100%**

Digital Currency and Blockchain Public Company Analysis (USD) (2)					2014	
Company	Ticker	Price per Share	Outstanding Shares (m)	Market Cap (m)	Revenue (m)	P/Rev
digitalBTC	ASX: DCC	$0.13	168	$21	$3.97	5.3X
vogogo	TSXV: VGO	$1.43	41	$59	$0.23	257.4X
					Average	131.4x

1. *Pro-forma ownership is based on terms of letter of intent ("LOI") signed between BTCS and Spondoolies and does not include outstanding warrants or options and is subject to change pending successful completion of the pending merger*
2. *Source: Thomson Reuters, as of 7/1/2015*

Management Team

Charles Allen, *Chief Executive Officer, Chief Financial Officer, and Chairman of the Board*

- Responsible for overall corporate strategy and direction as well as managing corporate finances
- Extensive experience in business strategy, investment banking, investing and capital markets transactions
- Strong engineering background with experience in the compound semiconductor field
- B.S. in Mechanical Engineering, Lehigh University, M.B.A. Mason School of Business at the College of William & Mary



Michal Handerhan, *Chief Operating Officer, Co-Founder and Director*

- Supports business and R&D strategy across the management team
- Team leader for the National Aeronautics and Space Administration ("NASA") in their Peer Review Services group and web 2.0 developer at NASA's Goddard Space Flight Center
- President and CEO of Meesha Media Group, LLC, delivering high-definition video services, web development, database management, and social media solutions
- B.S. in Computer Science, Czech Technical University



Tim Sidie, *Lead Programmer, and Co-Founder*

- Leading our technology development and platform architecture
- Software Engineer II at the Space Telescope Science Institute supporting Hubble Space Telescope and James Webb Space Telescope projects
- Software Engineer at NASA's Goddard Space Flight Center for the Direct Readout Laboratory, building software for earth observing satellite systems
- B.S. in Computer Science, Ursinus College



Advisory Board

David Bailey, Chief Executive Officer of BTC Media
- BTC Media is one of the largest Bitcoin Media groups with assets like *yBitcoin*
- Advisory Board Director for College Cryptocurrency Network
- Served on the Culverhouse Investment Management Group Board of Directors
- Founded two long-only equity funds

Patrick Cines, Chief Executive Officer of BitMercury Ventures
- Founding president of the Penn State University Bitcoin Club
- Director of Mid-Atlantic Relations for the College Cryptocurrency Network

Carol Van Cleef, Partner at Manatt, Phelps and Phillips, LLP
- Co-chair of the Global Payments Group, and a member of the Financial Services and Banking practice
- Experienced in federal and state regulatory, compliance, and enforcement matters, including anti-money laundering and sanctions compliance, electronic payments and digital/virtual currencies, privacy and data security, and consumer protection issues

Bruce Fenton, Managing Director of Atlantic Financial Inc.
- President of the Bitcoin Association
- Advisor to various large charitable organizations, private equity and family offices
- Outspoken believer in the digital currency ecosystem

Jeremy Gardner, Co-founder of the College Cryptocurrency Network
- College Cryptocurrency Network is an international, non-profit organization composed of student groups and academics dedicated to blockchain education, innovation, and advocacy
- Founder of Ausum Ventures, a horizontal blockchain incubator

Jason King, Founder of Sean's Outpost
- Sean's Outpost has fed thousand of meals to the needy and is funded through bitcoin donations
- Founder of Satoshi Forest, a 9 acre homeless shelter near Pensacola, FL
- Organizer of Bitcoin conferences across the country including Bitcoins in the Beltway and Coins in the Kingdom

Will O'Brien, Co-founder of BitGo, Inc.
- Seasoned technology entrepreneur and executive, advisor and angel investor
- Featured in the Wall Street Journal, New York Times, Forbes, AllThingsD, and BusinessWeek
- M.B.A. from MIT Sloan School of Management and a B.A. in Computer Science from Harvard University

Jonathan Silverman, Co-founder of Sator Square Partners, LLC
- Investment Manager focused on actively managed strategies in Digital Currency
- Former Head of Trading at Tradehill, Inc., a start-up bitcoin exchange based in San Francisco
- Former trader at Morgan Stanley where he traded Delta-One Equity Products
- Has held Series 3, 7, 55, and 63 designations from FINRA

Changpeng Zhao, Co-founder of OkCoin.com
- In charge of all technical development as well as international markets at OKCoin.com
- Former Head of Development at Blockchain.info, where he managed development of all products including Blockchain.info, Wallet, API, Merchant App and ZeroBlock

BTCS™

Blockchain Technology Consumer Solutions

Broader Initiatives

Consumer Education & Adoption: "The Challenge"

Current User Experience

- Misperception of what Bitcoin is and can do
- Limited ways to enter ecosystem
- Uncertain and unknown risks



Exchange
Wallet
Block Chain
ATM
Average "Joe"
Use Case
QR Code
Cold Storage
Private Key
Commerce

Optimal User Experience

- Mass adoption will be driven by:
  - Increased education and awareness
  - Simple user interfaces
  - Value-added use cases



One Access Point
Wallet
ATM
Commerce
Use Case
Cold Storage
Private Key
Exchange
QR Code
Block Chain

Building a Universal Ecosystem: "The Solution"


WALLET
BTCS Wallet
ATM
BTCS ATMs
FINANCIAL SERVICES
expresscoin
Transaction Verification
BTCS Transaction Verification Services
BTCS
www.btcs.com
PAYMENT PROCESSOR
GOCOIN
ECOMMERCE
Bitcoin Shop

Strategic Partnerships	
GOCOIN	**BTCS was Lead Investor – Series A Advisor** • GoCoin is a leading international digital currency payment platform • Processes Bitcoin, Litecoin and Dogecoin • GoCoin signed deal with Paypal in 2014
expresscoin	**BTCS was Lead Investor – Bridge Round Advisor** • Expresscoin is a digital currency exchange with multiple payment options
Gem	**BTCS was a Syndicate Investor – Series A** • Gem is a secure, cloud wallet storage technology • State-of-the-art, white label • API access
COINOUTLET	**BTCS was Lead Investor – Seed round** • Coin Outlet is a digital currency ATM manufacturer • Coin Outlet operates an ATM Kiosk network

Growth Strategy and Path Forward

- Vertically integrate though pending merger with Spondoolies
- Drive revenue growth through deployment of 3rd generation ASIC servers in North Carolina facility
- Evaluate other low-cost data centers to expand and diversify our transaction verification services business
- Evaluate and build additional consumer solutions that leverage blockchain technology
- Continue software development of universal platform
- Identify additional acquisition opportunities in the blockchain space
- Pursue uplisting to NASDAQ or NYSE MKT

Summary

- Early mover in the blockchain and digital currency ecosystems and the only "Pure Play" U.S. public company in the world focused on blockchain technologies
- The blockchain is a decentralized public ledger and has the ability to fundamentally impact all industries globally that rely on or utilize record keeping and require trust
- We secure the blockchain through our transaction verification services business and plan to build a broader ecosystem to capitalize on opportunities in this fast-growing multi-billion dollar industry
- We are rapidly scaling our low cost transaction verification services business and believe this will provide revenue growth as we evaluate and build additional consumer solutions that leverage blockchain technology
- Our management team offers the right combination of capital markets experience, industry expertise, business leadership, and dedication
- ~$2.8 million in YTD financings led by prominent investors, institutions, and management

Contact Info

Charles Allen
Chief Executive Officer

Investor Contact Info
ir@btcs.com
(202) 430-6576